Barrett Opportunity Fund
Schedule of Investments
May 31, 2023 (Unaudited)

Shares		Value
	COMMON STOCKS - 93.30%
	Administrative and Support Services - 1.54%
2,750	FleetCor Technologies, Inc. (a)	623,013
	Beverage and Tobacco Product Manufacturing - 3.73%
8,247	PepsiCo., Inc.	1,503,840
	Building Material and Garden Equipment and Supplies Dealers - 1.93%
2,749	The Home Depot, Inc.	779,204
	Chemical Manufacturing - 6.38%
9,163	Abbott Laboratories	934,626
7,560	AbbVie, Inc.	1,042,978
3,849	Johnson & Johnson	596,826
		2,574,430
	Computer and Electronic Product Manufacturing - 18.77%
23,367	Alphabet, Inc. - Class C (a)	2,882,787
19,885	Apple, Inc.	3,524,616
2,291	Thermo Fisher Scientific, Inc.	1,164,882
		7,572,285
	Credit Intermediation and Related Activities - 6.21%
62,311	The Bank of New York Mellon Corp.	2,504,902
	Data Processing, Hosting and Related Services - 4.86%
8,663	Automatic Data Processing, Inc.	1,810,480
2,749	Fidelity National Information Services, Inc.	150,013
		1,960,493
	Diversified Financials - 1.04%
641	BlackRock, Inc.	421,490
	Insurance Carriers and Related Activities - 2.47%
7,789	Progressive Corp.	996,291
	Management of Companies and Enterprises - 9.23%
66,526	Shell PLC - Class A - ADR	3,725,456
	Merchant Wholesalers, Durable Goods - 4.03%
54,064	Jefferies Financial Group, Inc.	1,625,705
	Merchant Wholesalers, Nondurable Goods - 1.19%
6,872	Sysco Corp.	480,696
	Motor Vehicle and Parts Dealers - 6.78%
9,897	Murphy USA, Inc.	2,735,729
	Petroleum and Coal Products Manufacturing - 3.84%
44,534	Murphy Oil Corp.	1,549,783
	Publishing Industries (except Internet) - 10.07%
12,370	Microsoft Corp.	4,062,184
	Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.73%
8,018	Ares Management Corp.	698,288
	Transportation Equipment Manufacturing - 9.50%
18,785	General Dynamics Corp.	3,835,521
	TOTAL COMMON STOCKS Cost ($8,221,488)	37,649,310

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.66%
	Real Estate - 3.66%
3,666	Crown Castle International Corp.	415,028
36,234	Rayonier, Inc.	1,062,381
	Total Real Estate Investment Trusts (Cost $748,679)	1,477,409

	SHORT-TERM INVESTMENTS - 3.02%
	Money Market Funds - 3.02%
1,217,414	Fidelity Institutional Money Market Fund - Government Portfolio - Class I, 4.98% (b)	1,217,414
	Total Short-Term Investments (Cost $1,217,414)	1,217,414

	Total Investments (Cost $10,187,581) - 99.98%	40,344,133
	Other Assets in Excess of Liabilities - 0.02%	8,254
	TOTAL NET ASSETS - 100.00%	$40,352,387

ADR	American Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Rate shown is the 7-day effective yield as of May 31, 2023.

Notes to Financial Statements (Unaudited)

1) Investment Valuation
Equity securities, including common stocks and REITs, for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and / or redemption orders placed on that day.

Exchange traded options, including options written, are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

When prices are not readily available, or are determined not to reflect fair value, such as, when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and / or income approach, depending on the type of the security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC Topic 820”), establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical investments as of the measurement date

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets include listed equities, including common stocks and REITs, and certain money market securities, and are classified within Level 1.  Instruments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value as of May 31, 2023.  The inputs and methodologies used to value securities may not be an indication of the risk associated with investing in these securities.

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets
Common Stocks	$37,649,310	$-	$-	$37,649,310
REITs	1,477,409	-	-	1,477,409
Money Market Funds	1,217,414	-	-	1,217,414
Total Assets	$40,344,133	$-	$-	$40,344,133